                                                                    EXHIBIT 10.7

                          Employee Incentive Agreement

         THIS AGREEMENT is entered into as of ________, 200__, by and between _________________ (the "Employee") and MARIMBA, INC., a Delaware corporation (the "Company").

         1.  Term of Agreement.

         This Agreement shall remain in effect from the date hereof until the earlier of:

         (a) The date when the Employee's employment ceases and such employment cessation does not constitute an Employment Termination; or

         (b) The date when the Company has met all of its obligations under this Agreement following an Employment Termination.

         2.  Definitions.

         (a) Cause. For all purposes under this Agreement, "Cause" shall mean:

                (i) The unauthorized use or disclosure of the confidential information or trade secrets of the Company;

                (ii) Conviction of a felony under the laws of the United States or any state thereof;

                (iii) Gross negligence; or

                (iv)  Continued failure to perform assigned duties.

         The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or a subsidiary of the Company) may consider as grounds for the discharge of the Employee.

         (b) Change in Control. For all purposes under this Agreement, "Change in Control" shall mean the occurrence of any of the following events after the date of this Agreement:

                (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

                (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets;

                (iii) A change in the composition of the Company's Board of Directors, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

                (iv) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act of 1934), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (iv), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act of 1934 but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a parent or subsidiary and
         (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the shares of the Company's Common Stock.

         A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         (c) Employment Termination. For all purposes under this Agreement, "Employment Termination" shall mean the occurrence of any of the following events after the date of this Agreement:

                (i) The Company's involuntary discharge of the Employee without Cause; or

                (ii) The Employee's resignation after (i) a material reduction in the Employee's level of authority or responsibility, (ii) a reduction in the Employee's base salary or (iii) a relocation of the Employee's principal place of work by more than 35 miles.

         3.  Stock Options and Restricted Stock.

         (a) Stock Options. Subject to the approval of the Company's Board of Directors or its Compensation Committee, the Employee will be granted an option to purchase ________ shares of the Company's Common Stock ("New Option"). The exercise price per share will be equal to the fair market value per share on the date the New Option is granted. The New Option will be subject to the terms and conditions applicable to options granted under one of the Company's stock option plans (the "Plan"), as described in the Plan and the applicable Stock Option Agreement. [Upon Employee's completion of 12 months of continuous service with the Company from the vesting commencement date, 33.33% of the New Option shares will become vested and exercisable and upon the completion of each month of continuous service with the Company thereafter, 1/36 of the New Option shares will become vested and exercisable, as described in the applicable Stock Option Agreement.] [Upon Employee's completion of each month of continuous service with the Company from the vesting commencement date, 1/48 of the New Option shares will become vested and exercisable, as described in the applicable Stock Option Agreement.] If the Employee experiences an Employment Termination within the first 12 months after a Change in Control, then Employee will [receive vesting credit for the number of months of service provided to the Company from the vesting commencement date of the New Option and become vested in an additional number of New Option shares, as if Employee provided 12 additional months of service with the Company following the Employment Termination] [become vested in an additional number of shares subject to the New Option equal to 50% of the shares subject to the New Option that are unvested as of the Employment Termination]. The Employee will only receive this vesting acceleration if the Employee executes a general release (in a form prescribed by the Company) and returns all Company property.

         (b) Restricted Stock. Subject to the approval of the Company's Board of Directors or its Compensation Committee, the Employee will be awarded a restricted stock grant of ________ shares of the Company's Common Stock ("Restricted Stock Grant") under a Plan. 50% of the Restricted Stock Grant will become vested upon the Employee's completion of 12 months of continuous service with the Company from the vesting commencement date and 1/24 of the Restricted Stock Grant will become vested upon the Employee's completion of each of the next 12 months of continuous service with the Company. If the Employee experiences an Employment Termination within the first 12 months after a Change in Control, then Employee will receive vesting credit for the number of months of service provided to the Company from the vesting commencement date of the Restricted Stock Grant and Employee will become vested in an additional number of shares subject to the Restricted Stock Grant, as if Employee provided 12 additional months of service with the Company following the Employment

Termination. The Employee will only receive this vesting acceleration if the Employee executes a general release (in a form prescribed by the Company) and returns all Company property.

         4. Cash Payment, Health Insurance and Accelerated Vesting. The Employee shall receive the benefits described in this Section 4 if (i) the Employee experiences an Employment Termination within the first 12 months after a Change in Control, (ii) the Employee executes a general release (in a form prescribed by the Company) and (iii) the Employee returns all Company property.

         (a) Cash Payment. The Employee shall be entitled to a lump sum cash payment equal to the Employee's most recent base salary amount for a [9 or 12]- month period.

         (b) Health Insurance. If the Employee elects to continue his or her health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act ("COBRA") following his or her Employment Termination, including COBRA coverage for the Employee's dependents, then the Company shall pay the Employee's monthly premium under COBRA until the date that is [9 or 12] months following the end of the month during which the Employment Termination occurs.

         (c) Accelerated Vesting. To the extent that the Employee's options that have been granted by the Company before the date of this Agreement ("Old Options") do not otherwise provide for the vesting acceleration described in this Section 4(c), then (i) Employee will become vested in an additional number of shares subject to the Old Options equal to 50% of the shares subject to the Old Options that are unvested as of the date of the Employment Termination and
(ii) the Company's right to repurchase any shares ("Shares") of the Company's Common Stock acquired by the exercise of the Old Options shall lapse with respect to 50% of the Shares that are unvested and subject to the Company's repurchase right as of the date of the Employment Termination. To the extent provided in this Section 4(c), this Agreement shall be deemed to be an amendment of the exercisability and vesting provisions of all stock option agreements, stock purchase agreements and similar instruments executed by the Employee and the Company before the date of this Agreement to evidence the Old Options that did not otherwise provide for the vesting acceleration described in this Section 4(c).

         5.  Limitation on Payments.

         (a) Application of Limitation. This Section 5 shall apply only if the Employee, on an after-tax basis, would receive more value under this Agreement after the application of this Section 5 than before the application of this
Section 5. For this purpose, "after-tax basis" shall mean a calculation taking into account all federal and state income and excise taxes imposed on the Employee, including (without limitation) the excise tax described in section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). If this
Section 5 is applicable, it shall supersede any conflicting provision of this Agreement. The rules set forth in this Section 5 supersede all other agreements between the Employee and the Company with respect to whether the Company shall make a payment or property transfer to, or for the benefit of, the Employee that would subject the Employee to the excise tax described in section 4999 of the Code, and Section 5 of this Agreement shall be deemed to be an amendment of such agreements.

         (b) Basic Rule. The Company shall not make any payment or property transfer to, or for the benefit of, the Employee (under this Agreement or otherwise) that would subject the Employee to the excise tax described in section 4999 of the Code. All calculations required by this Section 5 shall be performed by the independent auditors retained by the Company most recently prior to the Change in Control (the "Auditors"), based on information supplied by the Company and the Employee, and shall be binding on the Company and the Employee. All fees and expenses of the Auditors shall be paid by the Company.

         (c) Reductions. If the amount of the aggregate payments or property transfers to the Employee must be reduced under this Section 5, then the Employee shall direct in which order the payments or transfers are to be reduced, but no change in the timing of any payment or transfer shall be made without the Company's consent. As a result of uncertainty in the application of section 4999 of the Code at the time of an initial determination by the Auditors hereunder, it is possible that a payment will have been made by the Company that should not have been made (an "Overpayment") or that an additional payment that will not have been made by the Company could have been made (an "Underpayment"). In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Employee that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Employee that the Employee shall repay to the Company, together with interest at the applicable federal rate specified in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Employee to the Company if and to the extent that such payment would not reduce the amount that is subject to an excise tax under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to, or for the benefit of, the Employee, together with interest at the applicable federal rate specified in section 7872(f)(2) of the Code.

         6.  Successors.

         (a) Company's Successors. This Agreement shall be binding upon any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which becomes bound by this Agreement.

         (b) Employee's Successors. This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

         7.  Arbitration.

         (a) Scope of Arbitration Requirement. The parties hereby waive their rights to a trial before a judge or jury and agree to arbitrate before a neutral arbitrator any and all claims or disputes arising out of this Agreement and any and all claims arising from or relating to the Employee's employment with the Company, including (but not limited to) claims against any current or former employee, director or agent of the Company, claims of wrongful termination, retaliation, discrimination, harassment, breach of contract, breach of the covenant of good faith and fair dealing, defamation, invasion of privacy, fraud, misrepresentation, constructive discharge or failure to provide a leave of absence, claims regarding commissions, stock options or bonuses, infliction of emotional distress or unfair business practices, or any tort or tort-like causes of action.

         (b) Exceptions. The foregoing notwithstanding, the following are the only claims that may be resolved in any appropriate forum (including courts of law) as required by applicable laws then in effect: (i) claims concerning workers' compensation benefits, (ii) claims concerning unemployment insurance and (iii) claims concerning the validity, infringement or enforceability of any trade secret, patent right, copyright or any other trade secret or intellectual property held or sought by either the Employee or the Company (whether or not arising under the Proprietary Information and Inventions Agreement between the Employee and the Company).

         (c) Procedure. The arbitrator's decision shall be written and shall include the findings of fact and law that support the decision. The arbitrator's decision shall be final and binding on both parties, except to the extent applicable law allows for judicial review of arbitration awards. The arbitrator may award any remedies that would otherwise be available to the parties if they were to bring the dispute in court. The arbitration shall be conducted in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association; provided, however, that the arbitrator shall allow the discovery authorized by the California Arbitration Act or the discovery that the arbitrator deems necessary for the parties to vindicate their respective claims or defenses. The arbitration shall take place in Santa Clara County or, at the Employee's option, the county in which the Employee primarily worked with the Company at the time when the arbitrable dispute or claim first arose.

         (d) Costs. The parties shall share the costs of arbitration equally, except that the Company shall bear the cost of the arbitrator's fee and any other type of expense or cost that the Employee would not be required to bear if he were to bring the dispute or claim in court. Both the Company and the Employee shall be responsible for their own attorneys' fees, and the arbitrator may not award attorneys' fees unless a statute or contract at issue specifically authorizes such an award.

         8. Miscellaneous Provisions.

         (a) Notice. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Employee, mailed notices shall be addressed to him or her at the home address that he or she most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

         (b) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by an authorized officer of the Company (other than the Employee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

         (c) Severability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

         (d) No Retention Rights. Nothing in this Agreement shall confer upon the Employee any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or any subsidiary of the Company or of the Employee, which rights are hereby expressly reserved by each, to terminate the Employee's service at any time and for any reason, with or without Cause.

         (e) Withholding Taxes. All payments made under this Agreement shall be subject to reduction to reflect taxes or other charges required to be withheld by law.

         (f) Choice of Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California (other than their choice-of-law provisions).

         (g) No Assignment. This Agreement and all rights and obligations of the Employee hereunder are personal to the Employee and may not be transferred or assigned by the Employee at any time. The Company may assign its rights under this Agreement to any entity that assumes the Company's obligations hereunder in connection with any sale or transfer of all or substantially all of the Company's business and/or assets to such entity.

         (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


                                               _________________________________
                                               Employee

                                               MARIMBA, INC.


                                               By:______________________________
                                               Title:___________________________

                          Employee Incentive Agreement

         THIS AGREEMENT is entered into as of _____________, 200__, by and between _________________ (the "Employee") and MARIMBA, INC., a Delaware corporation (the "Company").

         1.  Term of Agreement.

         This Agreement shall remain in effect from the date hereof until the earlier of:

         (a) The date when the Employee's employment ceases and such employment cessation does not constitute an Employment Termination; or

         (b) The date when the Company has met all of its obligations under this Agreement following an Employment Termination.

         2.  Definitions.

         (a) Cause. For all purposes under this Agreement, "Cause" shall mean:

                (i) The unauthorized use or disclosure of the confidential information or trade secrets of the Company;

                (ii) Conviction of a felony under the laws of the United States or any state thereof;

                (iii) Gross negligence; or

                (iv)  Continued failure to perform assigned duties.

         The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or a subsidiary of the Company) may consider as grounds for the discharge of the Employee.

         (b) Change in Control. For all purposes under this Agreement, "Change in Control" shall mean the occurrence of any of the following events after the date of this Agreement:

                (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

                  (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets;

                  (iii) A change in the composition of the Company's Board of Directors, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

                  (iv) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act of 1934), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (iv), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act of 1934 but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a parent or subsidiary and
         (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the shares of the Company's Common Stock.

         A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         (c) Employment Termination. For all purposes under this Agreement, "Employment Termination" shall mean the occurrence of any of the following events after the date of this Agreement:

                  (i) The Company's involuntary discharge of the Employee without Cause; or

                  (ii) The Employee's resignation after (i) a material reduction in the Employee's level of authority or responsibility, (ii) a reduction in the Employee's base salary or (iii) a relocation of the Employee's principal place of work by more than 35 miles.

         3. Cash Payment, Health Insurance and Accelerated Vesting. The Employee shall receive the benefits described in this Section 3 if (i) the Employee experiences an Employment Termination within the first 12 months after a Change in Control, (ii) the Employee executes a general release (in a form prescribed by the Company) and (iii) the Employee returns all Company property.

         (a) Cash Payment. The Employee shall be entitled to a lump sum cash payment equal to the Employee's most recent base salary amount for a [6 or 9]- month period.

         (b) Health Insurance. If the Employee elects to continue his or her health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act ("COBRA") following his or her Employment Termination, including COBRA coverage for the Employee's dependents, then the Company shall pay the Employee's monthly premium under COBRA until the date that is [6 or 9] months following the end of the month during which the Employment Termination occurs.

         (c) Accelerated Vesting. To the extent that the Employee's stock options that have been granted by the Company on or before the date of this Agreement ("Existing Options") do not otherwise provide for the vesting acceleration described in this Section 3(c), then (i) Employee will become vested in an additional number of shares subject to the Existing Options [equal to 50% of the shares subject to the Existing Options that are unvested as of the date of the Employment Termination and (ii) the Company's right to repurchase any shares ("Shares") of the Company's Common Stock acquired by the exercise of the Existing Options shall lapse with respect to 50% of the Shares that are unvested and subject to the Company's repurchase right as of the date of the Employment Termination] [, as if Employee provided 12 additional months of service with the Company following the Employment Termination ]. To the extent provided in this Section 3(c), this Agreement shall be deemed to be an amendment of the exercisability and vesting provisions of all stock option agreements and similar instruments executed by the Employee and the Company before the date of this Agreement to evidence the Existing Options that did not otherwise provide for the vesting acceleration described in this Section 3(c).

         4.  Limitation on Payments.

         (a) Application of Limitation. This Section 4 shall apply only if the Employee, on an after-tax basis, would receive more value under this Agreement after the application of this Section 4 than before the application of this
Section 4. For this purpose, "after-tax basis" shall mean a calculation taking into account all federal and state income and excise taxes imposed on the Employee, including (without limitation) the excise tax described in section 4999 of the Internal Revenue Code of 1986, as amended

(the "Code"). If this Section 4 is applicable, it shall supersede any conflicting provision of this Agreement. The rules set forth in this Section 4 supersede all other agreements between the Employee and the Company with respect to whether the Company shall make a payment or property transfer to, or for the benefit of, the Employee that would subject the Employee to the excise tax described in section 4999 of the Code, and Section 4 of this Agreement shall be deemed to be an amendment of such agreements.

         (b) Basic Rule. The Company shall not make any payment or property transfer to, or for the benefit of, the Employee (under this Agreement or otherwise) that would subject the Employee to the excise tax described in section 4999 of the Code. All calculations required by this Section 4 shall be performed by the independent auditors retained by the Company most recently prior to the Change in Control (the "Auditors"), based on information supplied by the Company and the Employee, and shall be binding on the Company and the Employee. All fees and expenses of the Auditors shall be paid by the Company.

         (c) Reductions. If the amount of the aggregate payments or property transfers to the Employee must be reduced under this Section 4, then the Employee shall direct in which order the payments or transfers are to be reduced, but no change in the timing of any payment or transfer shall be made without the Company's consent. As a result of uncertainty in the application of section 4999 of the Code at the time of an initial determination by the Auditors hereunder, it is possible that a payment will have been made by the Company that should not have been made (an "Overpayment") or that an additional payment that will not have been made by the Company could have been made (an "Underpayment"). In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Employee that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Employee that the Employee shall repay to the Company, together with interest at the applicable federal rate specified in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Employee to the Company if and to the extent that such payment would not reduce the amount that is subject to an excise tax under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to, or for the benefit of, the Employee, together with interest at the applicable federal rate specified in section 7872(f)(2) of the Code.

         5.  Successors.

         (a) Company's Successors. This Agreement shall be binding upon any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which becomes bound by this Agreement.

         (b) Employee's Successors. This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

         6.  Arbitration.

         (a) Scope of Arbitration Requirement. The parties hereby waive their rights to a trial before a judge or jury and agree to arbitrate before a neutral arbitrator any and all claims or disputes arising out of this Agreement and any and all claims arising from or relating to the Employee's employment with the Company, including (but not limited to) claims against any current or former employee, director or agent of the Company, claims of wrongful termination, retaliation, discrimination, harassment, breach of contract, breach of the covenant of good faith and fair dealing, defamation, invasion of privacy, fraud, misrepresentation, constructive discharge or failure to provide a leave of absence, claims regarding commissions, stock options or bonuses, infliction of emotional distress or unfair business practices, or any tort or tort-like causes of action.

         (b) Exceptions. The foregoing notwithstanding, the following are the only claims that may be resolved in any appropriate forum (including courts of law) as required by applicable laws then in effect: (i) claims concerning workers' compensation benefits, (ii) claims concerning unemployment insurance and (iii) claims concerning the validity, infringement or enforceability of any trade secret, patent right, copyright or any other trade secret or intellectual property held or sought by either the Employee or the Company (whether or not arising under the Proprietary Information and Inventions Agreement between the Employee and the Company).

         (c) Procedure. The arbitrator's decision shall be written and shall include the findings of fact and law that support the decision. The arbitrator's decision shall be final and binding on both parties, except to the extent applicable law allows for judicial review of arbitration awards. The arbitrator may award any remedies that would otherwise be available to the parties if they were to bring the dispute in court. The arbitration shall be conducted in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association; provided, however, that the arbitrator shall allow the discovery authorized by the California Arbitration Act or the discovery that the arbitrator deems necessary for the parties to vindicate their respective claims or defenses. The arbitration shall take place in Santa Clara County or, at the Employee's option, the county in which the Employee primarily worked with the Company at the time when the arbitrable dispute or claim first arose.

         (d) Costs. The parties shall share the costs of arbitration equally, except that the Company shall bear the cost of the arbitrator's fee and any other type of expense or cost that the Employee would not be required to bear if he were to bring the dispute or claim in court. Both the Company and the Employee shall be responsible for their own attorneys' fees, and the arbitrator may not award attorneys' fees unless a statute or contract at issue specifically authorizes such an award.

         7.  Miscellaneous Provisions.

         (a) Notice. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Employee, mailed notices shall be addressed to him or her at the home address that he or she most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

         (b) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by an authorized officer of the Company (other than the Employee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

         (c) Severability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

         (d) No Retention Rights. Nothing in this Agreement shall confer upon the Employee any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or any subsidiary of the Company or of the Employee, which rights are hereby expressly reserved by each, to terminate the Employee's service at any time and for any reason, with or without Cause.

         (e) Withholding Taxes. All payments made under this Agreement shall be subject to reduction to reflect taxes or other charges required to be withheld by law.

         (f) Choice of Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California (other than their choice-of-law provisions).

         (g) No Assignment. This Agreement and all rights and obligations of the Employee hereunder are personal to the Employee and may not be transferred or assigned by the Employee at any time. The Company may assign its rights under this Agreement to any entity that assumes the Company's obligations hereunder in connection with any sale or transfer of all or substantially all of the Company's business and/or assets to such entity.

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

         (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

                                     ___________________________________________
                                     Employee

                                     MARIMBA, INC.


                                     By:________________________________________
                                     Title:_____________________________________

                                        7